EXHIBIT 10-16


                            MERIDIAN INSURANCE
                          PARTICIPANT DESCRIPTION
                  FISCAL YEAR 1999 ANNUAL INCENTIVE PLAN

Participant Name:

Title:

PURPOSE

Meridian's 1999 Annual Incentive Plan is designed to provide you with a very competitive opportunity to increase your cash compensation and your ownership of MIGI stock for the attainment of the annual financial objectives.

You have been selected to participate in this plan because you are in a position to substantially influence the accomplishment of the corporate objectives.

1999 ANNUAL PLAN CONCEPTS

The Plan is structured to pay an award based on meeting or exceeding the 1999 consolidated pre-tax income goals of the property-casualty operations. Each plan participant's total award is based on how well the companies do overall.

The size of your award may vary from X percent to X percent of your annual base salary as of December 31, 1999, and is based on meeting at least the threshold goal.

PLAN DETAILS

The target award amount is calculated as a percent of your 1999 year-end salary. For example, your target bonus is X percent. Using your salary as of December 1, 1998, your target award would be $X.

The award is payable in cash, in stock of Meridian Insurance Group, Inc., or a combination of both payment methods. Upon confirmation of a bonus earned, you will be given the opportunity to choose the payment method.

No incentive plan payment shall be made to any plan participant in years when the pre-tax income result fails to meet a minimum acceptable level. For fiscal year 1999, no incentives shall be paid if the consolidated pre-tax income is less than $X.

Applicable company goals and your accompanying awards are as follows:

              CORPORATE FINANCIAL PERFORMANCE
        Award Payout Schedule as a % of Base Salary
                      Pre-Tax Income         Your Award
                                              Potential
Maximum (% of goal)         $X            X% of base salary
Target (% of goal)          $X            X% of base salary
Threshold (% of             $X            X% of base salary
goal)
Pre-tax income results must fully reach the threshold level to result in an award payout. The award will be pro-rated for results between threshold and maximum pre-tax income levels. For example, if pre-tax income is $X (halfway between target and maximum), then your bonus would be (ExamplePercent) percent (or halfway between the target and maximum award).

The Company has been motivated to adopt this plan, in part, to encourage and allow participants to increase their equity holdings in MIGI. As always, the timing of stock purchases(s) should be consistent with the safe harbor periods permitted by insider trading requirements. The Legal Department or Human Resources should be contacted in advance of any MIGI stock transaction to verify permissible timeframes.

AWARD PAYMENT

Barring unforeseen circumstances, individual awards will be finalized after the close of the fiscal year for payment in March. All appropriate taxes will be deducted from the award payment.

TERMINATION OF EMPLOYMENT

No bonuses are payable in the event of a participant's termination during the Plan year other than by death, permanent disability or normal retirement, in which event a discretionary payment may be made. Generally, in order to be eligible for a bonus payout, the participant must be a full-time active employee of the Company at the time of the bonus payment. An employee for whom a formal leave of absence has been granted by the Company may be construed to be a full-time active employee of the Company at the time of bonus payment with the approval of the President.
The Joint Compensation Committee reserves the right to modify or terminate this incentive plan as necessary.


EXHIBIT 10-25


                       REINSURANCE POOLING AGREEMENT
                 AMENDED AND RESTATED AS OF JULY 1, 1998


     THIS REINSURANCE POOLING AGREEMENT (the "Agreement") made by and among Meridian Mutual Insurance Company ("Mutual"), Meridian Security Insurance Company ("Security"), Citizens Security Mutual Insurance Company ("Citizens"), Citizens Fund Insurance Company ("Fund"), and Insurance Company of Ohio ("ICO")is amended and restated effective 12:01 a.m. on the first day of July, 1998, (the "Effective Time") and shall remain in force continuously thereafter until cancelled at any time by mutual consent.

     WHEREAS Mutual and Security have been parties to this Agreement since January 1, 1981; and

     WHEREAS Citizens, Fund, and ICO became parties to this Agreement effective August 1, 1996, when Meridian Insurance Group, Inc., acquired Fund and ICO and became affiliated with Citizens; and

     WHEREAS the parties to this Agreement desire to include under this Agreement all types of insurance written by the parties;

     NOW, THEREFORE, do Mutual, Security, Citizens, Fund, and ICO agree to amend and restate this Agreement as follows as witnessed by their signatures affixed to this Agreement.


                           ARTICLE I

The Companies are engaged in the insurance business and maintain a mutual relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business in force as of the Effective Time of this Agreement or thereafter and agree to share in the fortunes of their pooled insurance business.


                           ARTICLE II

Mutual hereby reinsures and Security, Citizens, Fund, and ICO hereby cede and transfer to Mutual all liabilities incurred under or in connection with all contracts and policies of insurance issued by Security, Citizens, Fund, and ICO outstanding and in force as of the Effective Time of this Agreement, or thereafter issued by them. Such liabilities shall include Security's, Citizens', Fund's, and ICO's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses), all other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, and policyholder dividends as evidenced by their books and records, but shall not include inter-company balances, service fee income, liabilities for Federal Income Taxes, or liabilities incurred in connection with Security's, Citizens', Fund's, and ICO's investment transactions.


                          ARTICLE III

Security, Citizens, Fund, and ICO hereby assign and transfer to Mutual all right, title and interest in and to reinsurance ceded to reinsurers, other than the parties hereto, outstanding and in force with respect to the liabilities reinsured by Mutual under Article II hereof.


                           ARTICLE IV

Each of Security, Citizens, Fund, and ICO agrees to pay to Mutual amounts equal to the aggregate of all of its liabilities reinsured by Mutual under
Article II hereof.


                           ARTICLE V

Security, Citizens, Fund, and ICO hereby reinsure, and Mutual hereby cedes and transfers to each of them the following percentage of Mutual's net liabilities under all contracts and policies of insurance (including those reinsured by Mutual under Article II hereof) on which Mutual is subject to liability and which are outstanding and in force as of the Effective Time of this Agreement, or which are issued thereafter:
     61 percent ceded to Security;
      4 percent ceded to Citizens;
      9 percent ceded to Fund;
      4 percent ceded to ICO.
Such liabilities shall include Mutual's reserves for unearned premiums, outstanding losses and loss expense (including unreported losses), all other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, and policyholder dividends but shall not include inter-company balances, service fee income, liabilities for Federal Income Taxes or liabilities incurred in connection with Mutual's investment transactions.


                           ARTICLE VI

Mutual hereby assigns and transfers to each of Security, Citizens, Fund, and ICO assets in the amount equal to the aggregate of all liabilities of Mutual reinsured by that specific company under Article V hereof.


                          ARTICLE VII

Mutual agrees to pay to Security, Citizens, Fund, and ICO their specified participation, as listed in Article V, of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expenses and other underwriting and administrative expenses which shall include service fee income and premium balances charged off as uncollected receivables, (with the exceptions noted in Article II and V hereof) of the companies, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-rated among all five parties on the basis of their respective participations.


                          ARTICLE VIII

The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by the reciprocal obligations so that the net amount only shall be required to be transferred. An accounting on all transactions shall be rendered quarterly, or more often as may be mutually agreed, and shall be settled within a reasonable time thereafter. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the convention form of annual statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies, but this provision shall not prohibit other agreements pertaining to the intercompany allocation or sharing of investment expense.

                           ARTICLE IX

The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of such insurance.


                           ARTICLE X

Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of the insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except(a) where the contract specifically provided another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with the consent of the direct insured or insureds and with the approval of the appropriate insurance department if such approval is required by state law, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the ceding insurer or its liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.


                                ARTICLE XI

This Agreement has no fixed term and is terminable with respect to any one of Security, Citizens, Fund, or ICO (herein the "terminating party") by the mutual consent of Mutual and the terminating party or parties. This Agreement may be amended or terminated without the necessity of a vote by the shareholders or the policyholders of any of the parties. In the event of termination of this Agreement, the terminating party shall transfer back to Mutual the liabilities ceded to it by Mutual, and Mutual shall transfer back to the terminating party the liabilities ceded to it by the terminating party, and each party shall receive from the other assets in an amount equal to the amount of the policy liabilities received by it.

IN WITNESS WHEREOF, this Agreement is entered into as of the date written above.


                       MERIDIAN MUTUAL INSURANCE COMPANY


                       By______________________________
                         Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary


                       MERIDIAN SECURITY INSURANCE COMPANY


                       By______________________________
                         Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary


                       CITIZENS SECURITY MUTUAL INSURANCE COMPANY


                       By______________________________
                         Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary

                         CITIZENS FUND INSURANCE COMPANY


                         By____________________________
                           Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary


                         INSURANCE COMPANY OF OHIO


                         By____________________________
                           Norma J. Oman, President


Attest:____________________________
       J. Mark McKinzie, Secretary


EXHIBIT 10-31



                          AGENCY AGREEMENT

 I.  AUTHORITY OF AGENT:

     Whereas it is the intent of the Company to engage profitably in the business of insurance through independent agents, the following section of this Agreement is intended to establish the nature of the relationship between the Company and the Agent and to specify conditions thereof.

     The Agent is an independent contractor, not an employee of the Company and, subject to rquirements imposed by law, the terms of this Agreement, and the underwriting rules and regulations of the Company, is authorized to:

       A. Solicit, receive and transmit to the Company proposals for such insurance contracts as the Compay is licensed to write and to bind the Company only on such classes of risks and to such limits as the Company may from time to time authorize by letter of instructions, underwriting guide, manual or other written instruction;

       B. Collect and issue receipts for all premiums, except as hereinafter provided, on insurance written by the Agent or tendered by the Agent to the Company and, as full compensation, to retain out of premiums so collected commissions at the rates or terms set forth on the then current Schedule of Commissions or as may be authorized in writing hereafter from time to time;

       C. Exercise exclusive and independent control of working hours and conduct of the Agency;

       D. Exercise the authority granted under this Agreement, personally or through authorized employees or representatives and is responsible for the acts of such employees and representatives;

       E.  Represent other companies.

II.  AGENCY BILL POLICIES:

     Whereas, the orderly transfer of premiums from the policyholder to the Company through the Agent as a fiduciary is the responsibility of the Agent, the following section of this Agreement is intended to protect the interests of the policyholder, Agent and Company in such transactions and to provide proper procedures therefor.

     On business placed by the Agent with the Company and while handled as Agency Bill, the following provisions apply:

     A. The Agent agrees to accept in a fiduciary capacity all premiums collected and that the privilege of retaining commissions in accord with the then current Schedule of Commissions shall not be construed as changing such fiduciary capacity;

     B. With respect to premiums collected by the Agent for or on behalf of the Company and other insurance carriers:

         1. A trust account will be maintained in a bank under the name of the Agent as an Agency Premium Trust Account in which the Agent agrees to deposit all premiums hereafter received, each such premium to be held and deposited in trust for the respective insurance carrier with whom such business is placed.

         2. Checks may be drawn from said trust account only for the following purposes:

             a. to pay net balances due insurance companies on business written by or through the Agent;

             b.  to pay to policyholders return premiums due;

             c.  to pay the Agent the amount of Agent's
             commission in accord with the then current Schedule of Commissions on premiums deposited in said trust account.

     C. If any final additional premiums developed by audit or under reporting form policies cannot be collected by the Agent, the Company shall undertake direct collection; and the Agent shall not be responsible for such premiums provided the Agent notifies the Company of his inability to collect such premium within 60 days of the Company's initial notification to the Agent of such additional premiums due. No commission shall be paid to the Agent on such premiums collected by the Company.

     D. An itemized statement of premiums due shall be rendered to the Agent monthly by the Company or, when mutually agreed, the Agent may on or before the 10th day of each month, render to the Company a statement of all business transacted the previous month.

     E. The balance, shown in the statement due the Company or due the Agent, shall be paid not later than 45 days after the end of the account month for which such statement was prepared. The omission of any item(s) shall not affect the responsibility of either party to account for an pay all accounts due the other, nor shall it prejudice the rights of either party to collect all such amounts due from the other.

III. COMPANY BILL POLICIES:

     Whereas, the collection of premiums from the policyholder by the Company may be agreed upon by the Agent and the Company, the following section of this Agreement is intended to evidence the continuing responsibility of the Agent as part of the Company Bill system, to guarantee that the Agent receives all commissions due him in accord with the then current Schedule of commissions, and to assure that the Agent is identified as a party to each such transaction.

     On business placed by the Agent with the Company and designated as Company Bill, the following provisions apply:

     A. Submission of applications, binding of coverage and Agent's involvement in payment of premiums shall be in accordance with the provisions of the Company Bill Program.

     B. Commissions on premiums shall be paid to the Agent within 30 days after the end of the month in which such premiums are received and recorded by the Company.

     C. Commissions payable to the Agent may be offset by any amounts due any Company of the Meridian Insurance Group.

     D. The Company shall clearly and prominently identify the Agent by name when transmitting policies, premium notices, cancellation notices, and such other documents as practicable to policyholders.

     E. The Company will not knowingly communicate to the policyholder in any way so as to obviate or violate the agent-policyholder relationship.

IV. Whereas, the Agent, being an independent contractor, is in complete control of the conduct of the Insurance agency, the following section of this Agreement is intended to identify those aspects of agency operation in which the Company is vitally concerned and to provide needed procedures and guidelines, for the protection of the Company.

     THE AGENT FURTHER AGREES:

     A. To forward promptly to the Company copies of all evidence of insurance effected by the Agent or modifications thereof, and to maintain a complete record of transactions with the Company and with policyholders, which shall be open to the company's inspection at any reasonable time;

     B.  The Company shall not be responsible for the Agent's expenses;

     C. The Agent shall sponsor no advertisement in which the Company name is mentioned nor otherwise cause to be circulated any printed information identifying the Company without prior written approval of the Company;

     D. The Company has the right to reject, cancel, refuse to renew or decline to continue any policy of insurance, subject to policy provisions, with notification to the Agent at the same time as the policyholder.

     E. Supplies and equipment furnished by the Company shall remain the property of the Company and shall be returned upon request;

     F. To prepare annually and make available to the Company on request a financial statement of the Agent, prepared in accordance with generally accepted accounting principles;

     G. If the Agent is a corporation, to provide the Company with notice of any change in the schedule of shareholders of record and any actual or beneficial owners of shares of the corporation.

     H. To assist and cooperate with the Company in its continuing underwriting evaluation and in any effort deemed necessary by the Company, including but not limited to, inspecting, modifying, or re-rating individually and/or collectively any insurance placed by the Agent with the Company.

     I. To waive any statutory right to advance notice of the Company's obligation to mail or deliver notice of cancellation for nonpayment of premium to the named insured on any policy placed by the Agent with the Company;

     J. The Schedule of Commissions may be revised from time to time by the Company and such a revision shall not be considered as termination of this agreement. Any change in the Schedule of Commissions shall be effected by the mailing by the Company to the Agent of a revised Schedule of Commissions not less than ninety days prior to the effective date of the revised Schedule. Such revisions shall apply to a class or category of the Company's Agent as such a class or category may now exist or hereafter be established by the Company but no revision of the Schedule of Commissions shall be applicable solely to the Agent. This agreement shall not prohibit the negotiation of special commission rates on indivdiual policies;

     K. To refund return commissions to the Company on policy cancellations or return premiums in each case at the same rate at which such commissions were originally retained or paid, and to refund return commissions on policies on wihch the Agent has filed an Agent of Record letter as if the original commission had been retained by or paid to the Agent.

     L. To provide all usual and customary services of an insurance agent on insurance contracts placed by the Agent with the Company.

V. Whereas, it is the intent of this section to reaffirm the Agent's ownership of the sole right to use and control of the records and expirations of the business written by the Agent and to protect the Agent from legal obligations incurred solely as a result of Company error.

     THE COMPANY FURTHER AGREES:

     A. That unless authorized by the Agent, the Company shall not use, or permit the use of, its records of business placed by the Agent with the Company to solicit individual policyholders for the sale of other lines of insurance or other products or services. When the Agent grants such authorization, he shall be allowed such commission or fee as may be agreed upon for such sales resulting from the use of such records;

     B. To hold the Agent harmless against all claims or damages which the Agent may become legally obligated to pay to or on behalf of any policyholder caused solely by error of the Company in the processing or handling of Company Bill policies, including failure to send to any insured before due date a notice of premium due;

     C. To indemnity and hold the Agent harmless from and against all sums, including costs and expenses of defense and settlement, which the Agent shall become legally obligated to pay by reason of civil liability based on the Company's failure to comply with the requirements of the Fair Credit Reporting Act in the procurement or use of consumer reports, as defined in the Act, ordered by the Company or upon its express authorization; provided that this Agreement does not apply to civil liability the Agent may incur as the result of his wilfull non-compliance with the requirements of the Act.

VI.  SALE OR TRANSFER:

     Whereas, it is vital to the strength and growth of the Company that the high quality of its agency representation be maintained, this section of this Agreement is intended to assert the sole right of the Company to select the Agents who represent it.

     The Agent agrees to give 60 days' advance notice to the Company of any sale or other transfer in any manner whatsoever of any ownership interest in the Agency, or its consolidation with a successor firm, or transfer of any interest whatsoever in the shares of corporate stock of the Agent in order that the Company may at its election:

     A.  Permit this Agreement to terminate as provided in Section VII; or

     B. Enter into a new Agency Agreement with the Agent or its successor; or

     C. Place in effect a Limited Agency Agreement with the successor in order to provide continued servicing of existing policyholders.

VII. TERMINATION:

     Whereas, both parties recognize the right of the other to terminate this agreement, and in such cases the necessity of providing for the orderly and unprejudicial transfer of business to another company, it is the intent of the following section of this Agreement to support the Agent's need for a stable and dependable market, under specified conditions as stated below; ensure the right of the Company to select the insurance risks written by it; and set forth procedures and conditions which will apply if termination of this Agreement does occur.

     A.  This Agreement shall terminate:

         1. At the Agent's request giving at least 60 days' advance written notice to the Company;

         2. At the Company's request, giving at least 60 days' advance written notice to the Agent;

         3. Automatically, if any public authority cancels or declines to renew the Agent's license or certificate of authority or if the Company ceases to do business in the state in which the Agent is licensed;

         4. At the Company's discretion, if any public authority suspends or otherwise limits the Agent's license or certificate of authority;

         5. Automatically on the effective date of the sale or transfer of the Agent's business or its consolidation with a successor unless this Agreement is assigned as provided in
         Section VI;

         6. Automatically in the event of transfer of the actual or beneficial ownership of any shares of the stock of an incorporated agency, unless this Agreement is assigned as provided in Section VI;

         7. Immediately upon either party's giving written notice to the other in the event of abandonment, bankruptcy, receivership, fraud, insolvency or gross and willful misconduct on the part of such other party or of any partner or actual or beneficial owner of any shares of such other party;

         8. At the Company's request, upon written notice to the Agent that the Agent is delinquent in either accounting for or payment of fiduciary funds or other monies due the Company, provided that minor differences between the Agent's and Company's records shall not constitute failure to pay under the foregoing provision;

         9. At the option of the Company in the event of death, retirement, disability or other termination from active employment by, or cessation of active participation in, the regular operation of the Agency by any person signatory as a party or in a representative capacity to this contract.

     B. The Company's refusal to accept or renew insurance written by any Agent owner, principal, employee, solicitor, or anyone acting on behalf of the Agent, shall not be construed as termination of this Agreement.

     C.  In the event of termination of this Agreement:

         1. The Agent's records, use and control of expirations, including Company Bill business and continuous term policies, shall remain the property of the Agent and left in his undisputed possession, provided the Agent has then rendered, and continues to render, timely accounts and payments of all amounts due the Company as provided in paragraph II. E. or provides security therefor acceptable to the Company; otherwise the records, use and control of expirations shall become vested in the Company, and Agent shall hold all such records and lists of expirations for the use and benefit of the Company; and upon demand by the Company, all such records, use and control of expirations will be surrendered to the Company or its representative.

         If in disposing of such records and expirations the Company does not realize sufficient money to discharge in full the Agent's indebtedness to the Company, the Agent shall remain liable for the balance of such indebtedness. Any amount realized in excess of such indebtedness, less expense incurred in disposing of such records and expirations, shall be returned to the Agent.

         2. The Agent not being in default, the Company shall furnish to the Agent basic information on Company Bill policies, if such information has not been regularly provided, and shall notify all Company Bill insureds of an intent not to renew.

         3. After the termination date of this Agreement, the Agent shall have no authority to solicit insurance on behalf of the Company, to bind the Company on any insurance, or identify with the Company in any form of advertising except;

             a.  With respect to insurance contracts of the
             Company which were issued through the Agent, the Agent has full authority after the effective date of termination to: (1) renew policies (I) which will be renewed within 60 days from the termination date of this Agreement and which meet the Company's then current underwriting standards, but only for one policy term and in no event for a policy term in excess of one year or, (ii) as is required by law; (2) issue and countersign endorsements which do not increase the Company's liability or risk of loss and any other endorsement with prior approval of the Company; and (3) collect, receive and receipt for premiums on any such policies or endorsements.

             b. The limited authority provided under this subparagraph (3) shall terminate automatically upon the cancellation, expiration or other termination of all insurance contracts issued by the Company through the Agent, or if the Agent breaches any of the terms or provisions of this section, provided that this subparagraph VII. C., 3. a. shall not apply in any case where this Agency Agreement has been terminated pursuant to subparagraphs A. 3. through A. 8. of this section.

VIII.  CONDITIONS

     Whereas, it is the intent of the Company and the Agent to operate according to the terms of this Agreement, the Company recognizes the possibility that the parties may fail to follow the Agreement completely at all times, and sets forth conditions intended to guide the parties to the Agreement in that event.

     A. The failure of the Company to enforce at any time any of the provisions of this Agreement or to require at any time performance by the Agent of any of the provisions shall not be construed to be a waiver of such provisions, nor in any way affect the right of the Company to thereafter enforce each and every such provision.

     B. All matters arising under this Agreement will be goverened by the laws of the state in which the Company is domiciled.

     C. This agreement and the attachments hereto contain the entire Agreement of the parties, and supersede all previous Agency Contracts, whether written or oral, between the Company and the Agent, and shall be effective on the date indicated on the first page of this Agreement and shall remain in force until terminated.



In witness whereof, Agent and Company have executed this Agreement on __________________________________ to be effective_____________________, and thereafter until terminated as provided herein.


herein referred to as "Agent"


by __________________________________

Title _______________________________

___Meridian Mutual Insurance Company

___Meridian Security Insurance Company

   Meridian Mutual Insurance Company and
___Meridian Security Insurance Company Jointly


Herein referred to as "Company"


by __________________________________

Title _______________________________


EXHIBIT 10-32


                               MERIDIAN INSURANCE
                  NEW AGENT'S INCENTIVE COMPENSATION PLAN


 I.  PURPOSE

       The purpose of this Plan is to provide the Agent who is newly appointed with the Company with incentive compensation in addition to the commissions otherwise paid by the Company. This incentive compensation is based on Annual Written Premium and growth in Annual Written Premium during the first four years of the Agent's appointment.

II.  DEFINITIONS

         A."Annual Written Premium" means the total of all written premiums for the applicable calendar year on Qualified Business less return premiums as computed on the Agency Production and Experience Report.

         B."Excluded Business" means business excluded from incentive compensation by law, business administered by underwriting associations, syndicates, or pools or assigned-risk plans, special reinsurance placed by or at the request of the Agent, health insurance, premiums produced or placed through commercial group methods, retrospective rating premium through operation of the retrospective rating plan, and any other premium or line of business determined to be Excluded Business by mutual agreement between the Agent and the Company. Business written by the Agent in the State of Michigan under what is presently referred to as the Essential Insurance Plan shall not constitute Excluded Business.

         C."Qualified Business" means all business placed with the Company through the Agent except Excluded Business.

III. INCENTIVE COMPENSATION PAYMENT

         A.Following the close of each calendar year, the Company will compute the Incentive Compensation Payment for the previous calendar year in accordance with the following schedule and report to the Agent.

     B.   SCHEDULE

                    1. Calendar Year 1--(Calendar year in which Agent is appointed). Five percent (5%) of the Annual Written Premium provided Annual Written Premium averages $5,000 per month.

                    2. Calendar Year 2--Five percent (5%) of the Increase in Annual Written Premium in Calendar year 2 over Calendar Year 1, provided the increase equals $100,000 or more.

                    3. Calendar Year 3--Five percent (5%) of the increase in Annual Written Premium in Calendar Year 3 over Calendar Year 2, provided the increase equals $75,000 or more.

                    4. Calendar Year 4--Five percent (5%) of the increase in Annual Written Premium in Calendar Year 4 over Calendar Year 3 provided the increase equals $75,000 or more.

         C.The Incentive Compensation Payment payable under the above
       Schedule is limited to a maximum of $25,000 for any one calendar year.

         D.The Company agrees that the Incentive Compensation Report shall be in writing and delivered to the Agent within 90 days after the close of the calendar year.

         E.Any incentive Compensation payment shall be made within 90 days after the close of the calendar year, provided the Agent has paid all premiums outstanding for the year. No charge or deduction for Incentive Compensation shall be made or claimed by the Agent in his accounts.

IV.  OTHER PROVISIONS

         A.The Agreement supersedes all additional commission, bonus commission, growth bonus, contingent or profit-sharing agreements of any kind and any such previous agreements are terminated.

         B.The failure of the Company to enforce or apply at any time, any of the provisions of this Agreement, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.

         C.No Incentive Compensation shall be payable for any calendar year in which the Agent's monthly account with the Company is delinquent in accordance with the Agency Agreement and the Agent is suspended as a result of such delinquency.

         D.The Agent and the Company recognize that the Company must record its transactions and activities in accordance with rules and regulations of insurance regulatory agencies. In addition, the parties recognize that their records may vary as regards the timing and accounting treatment of transaction entries. It is agreed that all definition and computations under this Agreement shall reflect the records of the Company which are conclusively presumed to be correct. The Company will make a good faith effort to correct any errors in its records disclosed by computations under the Agreement, to the extent and in the manner permitted by insurance accounting regulations.

         E.This Agreement may be terminated by either party following ninety (90) days' prior written notice, or shall terminate automatically concurrent with the effective date of termination of the Agency Agreement with the Company. Upon termination, only Incentive Compensation accrued and unpaid at the end of the calendar year prior to the year of termination shall be payable to the Agent. This Agreement shall automatically terminate on December 31 of the fourth year of appointment, unless otherwise terminated as provided in this paragraph, at which time the Agent becomes eligible for the Agency Profit-Sharing Agreement.

     IN WITNESS WHEREOF, Agent and Company have executed this Agreement on to be effective and thereafter until terminated as provided herein.

     THIS AGREEMENT WILL TERMINATE on_______________________


                ___________________________ herein referred to as "Agent"


                by _____________________________

                Title __________________________

                ____Meridian Mutual Insurance Company
                ____Meridian Security Insurance Company
                ____Meridian Mutual Insurance Company and
                    Meridian Security Insurance Company jointly

                ____Meridian Citizens Mutual Insurance Company
                ____Meridian Citizens Security Insurance Company
                ____Meridian Citizens Mutual Insurance Company and
                    Meridian Citizens Security Insurance Company jointly

                Herein referred to as "Company"

                by _____________________________

                Title __________________________

EXHIBIT 10-33


                            NON-STANDARD AUTOMOBILE
                       CONTINGENT COMMISSION AGREEMENT


THE COMPANY AND THE AGENT AGREE THAT:

     I. In addition to the commissions otherwise paid by the Company to the Agent and subject to requirements imposed by law and conditions set forth in this Agreement, the Company agrees to pay Agent a Contingent Commission based on the following schedules and formula:

     A.   Schedule:

       1. WRITTEN PREMIUM     $50,000--$149,999

                         Percent of Calendar
          Loss Ratio     Year
                         Earned Premium
                         Payable
          50.1% to 55%   1.0%
          45.1% to 50%   1.5%
          40.1% to 45%   2.0%
          35.1% to 40%   2.5%
          35% and less   3.0%

       2. WRITTEN PREMIUM     $150,000 and Greater

                         Percent of Calendar
          Loss Ratio     Year
                         Earned Premium
                         Payable
          50.1% to 55%   1.5%
          45.1% to 50%   2.0%
          40.1% to 45%   2.5%
          35.1% to 40%   3.0%
          35% and less   4.0%

     B.   Formula

       The Contingent Commission payable under this Agreement will be determined by multiplying the amount of the Agent's Earned Premium times the applicable percent based upon the Agent's Loss Ratio.

II.  DEFINITIONS

         A. "Written Premium" means the total of all non-standard automobile written premium less return premium during a calendar year.

         B. "Loss Ratio" will be determined from the Company's records by dividing Incurred Losses by Earned Premium.

         C. "Incurred Losses" means losses paid less salvage received and subrogations recovered plus reserves for losses at the end of the year, less reserves for losses at the beginning of the year.

         D. "Earned Premiums" shall be computed by the Company from its records.

III. CONDITIONS

         A. This Agreement applies only to non-standard automobile as shown on Company records.

         B. Any Contingent Commission payment shall be made by the Company within ninety (90) days after the close of the year. No charge or deduction for Contingent Commission shall be made or claimed by the Agent in his accounts.

         C. No Contingent Commission shall be payable for any calendar year in which the Agent's monthly account with the Company is delinquent in accordance with the Agency Agreement and the Agent is suspended as a result of such delinquency.

         D. The failure of the Company to enforce or apply at any time, any of the provisions of this Agreement, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.

         E. The Agent and the Company recognize that the Company must record its transactions and activities in accordance with rules and regulations of insurance regulatory agencies. In addition, the parties recognize that their records may vary as regards the timing and accounting treatment of transaction entries.
       It is agreed that all definitions and computations under this Agreement shall reflect the records of the Company which are conclusively presumed to be correct. The Company will make a good faith effort to correct any errors in its records disclosed by computations under the Agreement, to the extent and in the manner permitted by insurance accounting regulations.

         F. This Agreement may be terminated by either party following ninety (90) days' prior written notice, or will terminate automatically concurrent with the effective date of termination of the Agency Agreement or Agent's Contract with the Company. Upon termination, only Contingent Commission accrued and unpaid at the end of the year prior to the year of termination shall be payable to Agent.


         G. This Agreement shall be construed according to the laws of the State of Indiana.



     IN WITNESS WHEREOF, Agent and Company have executed this Agreement on __________________________________ to be
effective___________________________, and thereafter until terminated as provided herein.


herein referred to as "Agent"


by _____________________________

Title __________________________

MERIDIAN MUTUAL INSURANCE COMPANY

Herein referred to as "Company"


by _____________________________

Title __________________________


EXHIBIT 10-34


                FARM LINES CONTINGENT COMMISSION AGREEMENT


THE COMPANY AND THE AGENT AGREE THAT:

     I. In addition to the commissions otherwise paid by the Company to the Agent and subject to requirements imposed by law and conditions set forth in this Agreement, the Company agrees to pay Agent a Contingent Commission based on the following schedules and formula:

     A.   Schedule:

       1. WRITTEN PREMIUM     $50,000--$99,999

                         Percent of Calendar Year
          Loss Ratio     Earned Premium Payable

          50.1% to 55%   1.0%
          45.1% to 50%   1.5%
          40.1% to 45%   2.0%
          35.1% to 40%   2.5%
          35% and less   3.0%

       2. WRITTEN PREMIUM     $100,000 and Greater

                         Percent of Calendar Year
          Loss Ratio     Earned Premium Payable

          50.1% to 55%   1.5%
          45.1% to 50%   2.0%
          40.1% to 45%   2.5%
          35.1% to 40%   3.0%
          35% and less   4.0%

     B.   Formula

       The Contingent Commission payable under this Agreement will be determined by multiplying the amount of the Agent's Earned Premium times the applicable percent based upon the Agent's Loss Ratio.

II.  DEFINITIONS

         A. "Written Premium" means the total of all farm lines of written premium less return premium during a calendar year.

         B. "Loss Ratio" will be determined from the Company's records by dividing Incurred Losses by Earned Premium.

         C. "Incurred Losses" means losses paid less salvage received and subrogations recovered plus reserves for losses at the end of the year, less reserves for losses at the beginning of the year.

         D. "Earned Premiums" shall be computed by the Company from its records.

III. CONDITIONS

         A. This Agreement applies only to farm lines as shown on Company records.

         B. Any Contingent Commission payment shall be made by the Company within ninety (90) days after the close of the year. No charge or deduction for Contingent Commission shall be made or claimed by the Agent in his accounts.

         C. No Contingent Commission shall be payable for any calendar year in which the Agent's monthly account with the Company is delinquent in accordance with the Agency Agreement and the Agent is suspended as a result of such delinquency.

         D. The failure of the Company to enforce or apply at any time, any of the provisions of this Agreement, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.

         E. The Agent and the Company recognize that the Company must record its transactions and activities in accordance with rules and regulations of insurance regulatory agencies. In addition, the parties recognize that their records may vary as regards the timing and accounting treatment of transaction entries. It is agreed that all definitions and computations under this Agreement shall reflect the records of the Company which are conclusively presumed to be correct. The Company will make a good faith effort to correct any errors in its records disclosed by computations under the Agreement, to the extent and in the manner permitted by insurance accounting regulations.

         F. This Agreement may be terminated by either party following ninety (90) days' prior written notice, or will terminate automatically concurrent with the effective date of termination of the Agency Agreement or Agent's Contract with the Company. Upon termination, only Contingent Commission accrued and unpaid at the end of the year prior to the year of termination shall be payable to Agent.


         G. This Agreement shall be construed according to the laws of the State of Indiana.



       IN WITNESS WHEREOF, Agent and Company have executed this Agreement on __________________________________ to be effective
__________________________, and thereafter until terminated as provided herein.


herein referred to as "Agent"


by ____________________________

Title _________________________


   MERIDIAN SECURITY INSURANCE COMPANY
   MERIDIAN MUTUAL INSURANCE COMPANY

Herein referred to as "Company"


by ____________________________

Title _________________________


EXHIBIT 10-51


                             Endorsement No. 4
                                   to the
           Property Excess of Loss Reinsurance Binding Agreement

                                  between

                             Meridian Insurance
                          CITIZENS SECURITY GROUP
                          of Indianapolis, Indiana
              (both hereinafter referred to as the "COMPANY")

                                    and

                        NAC Reinsurance Corporation
                               New York, NY
               (hereinafter referred to as the "REINSURER")

IT IS MUTUALLY AGREED that effective 12:01 a.m. Central Standard Time, June 1, 1998, the following changes are made a part of this Agreement:


Article 5 - Territory is deleted in its entirety and replaced by the following:


                                   ARTICLE 5

TERRITORY

This agreement shall apply to policies covering risks located in Illinois, Indiana, Kentucky, Michigan, Ohio, Wisconsin, Tennessee, Iowa,
Pennsylvania, South Dakota, North Dakota, Missouri, Minnesota, Virginia and Maryland in accordance with the Company's regulatory filing. The
Company shall notify the Reinsurer in advance of any regulatory filing to insure risks in additional states, and subject to the Reinsurer's approval, the territory clause of this Agreement will be amended.

Article 7 - Binding Authority is deleted in its entirety and replaced by the following:

                                   ARTICLE  7

BINDING AUTHORITY

Authority to bind the Reinsurer is granted to all Meridian underwriters above the Level Two underwriting designation. Specific authority is granted to Jenny Pagano and John Newman for an additional 10% overline of the limit for Total Insurable Values and for NAC maximum limit.


Article 12 - Profit Commission, is deleted in its entirety and replaced by the following:

                                   ARTICLE 12

SLIDING SCALE COMMISSION

Subject to a minimum reinsurance premium of $400,000 for the period of June 1, 1998 to June 1, 2000, the Reinsurer shall allow the Company a
28.5% provisional commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

The provisional commission allowed the Company shall be adjusted periodically in accordance with the provisions set forth herein. The first adjustment period shall be from June 1, 1998 to June 1, 2000, and each subsequent 24 month period shall be a separate adjustment period. However, if this Contract is terminated, the final adjustment period shall be from the beginning of the then current adjustment period through the effective date of termination.

The adjusted commission rate shall be calculated as follows and be applied to premiums earned for the period under consideration:

A. If the ratio of losses incurred to premiums earned is 75% or greater, the adjusted commission rate for the period under consideration shall be 0%;

B. If the ratio of losses incurred to premiums earned is less than 75%, but not less than 66%, the adjusted commission rate for the period under consideration shall be 25.0%;

C. If the ratio of losses incurred to premiums earned is less than 66%, but not less than 41%, the adjusted commission rate for the period under consideration shall be 28.5%;

D. If the ratio of losses incurred to premiums earned is less than 41%, the adjusted commission rate for the period under consideration shall be 35.0%.

If the ratio of losses incurred to premiums earned for any period is greater than 75%, the difference in percentage points between the actual ratio of losses incurred to premiums earned and 75% shall be multiplied by premiums earned for the period and the product shall be carried forward to the next adjustment period as a debit to losses incurred.

The Company shall calculate and report the adjusted commission on premiums earned within 45 following six months after the end of each adjustment period, and within 45 days after the end of each 12 month period thereafter until all losses subject hereto have been finally settled.
Each such calculation shall be based on cumulative transactions hereunder from the beginning of the adjustment period under consideration through the date of adjustment, including, as respects losses incurred, any debit from the preceding adjustment period. If the adjusted commission on premiums earned for the adjustment period as of the date of adjustment is less than commissions previously allowed by the Reinsurer on premiums earned for the same period, the Company shall remit the difference to the Reinsurer with its report. If the adjusted commission on premiums earned for the adjustment period as of the date of adjustment is greater than commissions previously allowed by the Reinsurer on premiums earned for the same period, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company's report.

If this Agreement is canceled at any time prior to the expiration of the adjustment period, no sliding scale commission will be due the Company.

"Losses incurred" as used herein shall mean ceded losses and loss adjustment expense paid as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, plus the debit from the preceding adjustment period, it being understood and agreed that all losses and related loss adjustment expense under policies with effective or renewal dates during an adjustment period shall be charged to that adjustment period, regardless of the date said losses actually occur.

"Premiums earned" as used herein shall mean ceded net written premiums for policies with effective or renewal dates during the adjustment period, less the unearned portion thereof as of the effective date of calculation, it being understood and agreed that all premiums for policies and with effective or renewal dates during an adjustment period shall be credited to that adjustment period. It is understood that premiums earned will include all premiums ceded to the Reinsurer under all individual property facultative certificates which are written by the Reinsurer to indemnify the Company and which certificates have effective or renewal dates during the adjustment period.

It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.

The following Exclusion is added to the Exhibit entitled EXCLUSIONS of this Agreement:

The peril of wind for any risk on any island, located in first tier counties from the State of Texas to and including the state of Virginia or located within one mile from any tidal waters from the state of New Jersey to and including Maine.

All other terms and conditions remain unchanged.

The parties hereto have caused this Endorsement No. 4 to the Property Excess of Loss Reinsurance Binding Agreement to be executed in duplicate in Indianapolis, Indiana, this _____ day of _____________, 1998.


MERIDIAN INSURANCE COMPANY
CITIZENS SECURITY GROUP




By:_______________________________


and in Greenwich, Connecticut, Illinois, this _____ day of _____________, 1998.


NAC REINSURANCE CORPORATION



By:________________________________


EXHIBIT 10-52



                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana
          (hereinafter referred to collectively as the "Company")

                                    by

                The Subscribing Reinsurer(s) Executing the
                  Interests and Liabilities Agreement(s)
                              Attached Hereto
               (hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Insurance Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Insurance Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 1999, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 2001, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

C. "Contract year" as used in this Contract shall mean the period from January 1, 1999 to December 31, 1999, both days inclusive, and each respective twelve-month period thereafter that this Contract continues in force.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract does not apply to and specifically excludes the following:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - U.S.A." (NMA 1119);

          b. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - Canada" (NMA 1980);

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c.   Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h.   Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.

      18.  Extra Contractual Obligations and Loss in Excess of Policy
      Limits.

           "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

          a. "Loss in excess of policy limits" shall mean any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

          b. "Extra contractual obligations" shall mean any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract.


Article V - Retention and Limit

A. Coverage A: As respects losses arising from the perils of earthquake and fire following earthquake subject to this Contract, the Company shall retain and be liable for the first $90,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for 95% of the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95% of $18,000,000 as respects any one loss occurrence.

B. Coverage B: As respects all other losses subject to this Contract, the Company shall retain and be liable for the first $10,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for 95% of the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95% of $8,000,000 as respects any one loss occurrence, nor shall it exceed 95% of $8,000,000 in all during any one contract year. However, no claim shall be made under this Coverage B, for loss occurrences commencing during any one contract year, until the amount of ultimate net loss for which the Reinsurer would otherwise be liable under this Coverage exceeds 95.0% of $16,000,000 for that contract year.

C. In no event shall the Reinsurer's liability for ultimate net loss, under Coverages A and B combined, exceed $18,000,000, as respects all loss occurrences commencing during any one contract year.

D. As respects each coverage section provided under this Contract, the Company shall retain, in addition to its initial retention each loss occurrence, 5% of the excess ultimate net loss to which the coverage section applies.

E. No claim shall be made under any coverage section provided under this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Definitions

   A. "Ultimate net loss" as used herein is defined as the sum or sums (including any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company''s ultimate net loss has been ascertained.



B. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.


Article VII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.
B. The Company shall be permitted to carry underlying aggregate excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article VIII - Loss Occurrence

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. The change in date to the year 2000, or any other date change, including leap year calculations, shall not in and of itself be regarded as an event. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A above) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

E. Losses arising from the date change to the year 2000, or any other date change, including leap year calculations, shall not in and of themselves be regarded as a "loss occurrence" for purposes of this Contract. Such losses shall include any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

      1. The calculation, comparison, differentiation, sequencing or processing of data involving the date change to the year 2000, or any other date change, including leap year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

      2. Any change, alteration or modification involving the date change to the year 2000 or any other date change, including leap year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

   This paragraph applies regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost claim or expense.

   However, this paragraph shall not apply in respect of physical damage occurring at the insured's premises arising out of the perils covered under this Contract. None of the circumstances described in subparagraphs 1 and 2 above shall, in and of themselves, constitute an event for purposes of this Contract.

   Notwithstanding the foregoing, the costs and expenses whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not shall not be included in the definition of loss occurrence hereunder.



Article IX - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.


Article X - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XI - Premium

A. As premium for the reinsurance provided hereunder during each contract year, the Company shall pay the Reinsurer 0.66% of its net earned premium for the contract year.

B. The Company shall pay the Reinsurer an annual minimum and deposit premium of $1,800,000 in four equal installments of $450,000 on January 1, April 1, July 1 and October 1 of each contract year.

C. Within 60 days after the end of each contract year, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the contract year, computed in accordance with paragraph A, and if the premium so computed is greater than the previously paid minimum and deposit premium, the balance shall be remitted by the Company with its report.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.


Article XII - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXV (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

      1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

      2. 1/365ths of the 12-month United States Treasury Bill Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

      3.   The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

      1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due
      30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

      2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article X, was transmitted to the Reinsurer.

      3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XIII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XV - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.
B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVI - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.
B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVIII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XIX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company; and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXI - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by
   Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXII - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _______________________
199___.

                _____________________________________________________
                Meridian Mutual Insurance Group

                             Table of Contents


Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 2
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  5
    VI    Definitions                                          6
   VII    Other Reinsurance                                    6
  VIII    Loss Occurrence                                      6
    IX    Loss Notices and Settlements                         8
     X    Salvage and Subrogation                              9
    XI    Premium                                              9
   XII    Late Payments                                       10
  XIII    Offset (BRMA 36C)                                   11
   XIV    Access to Records (BRMA 1D)                         11
    XV    Net Retained Lines (BRMA 32E)                       11
   XVI    Errors and Omissions (BRMA 14F)                     12
  XVII    Currency (BRMA 12A)                                 12
 XVIII    Taxes (BRMA 50C)                                    12
   XIX    Federal Excise Tax (BRMA 17A)                       12
    XX    Unauthorized Reinsurers                             13
   XXI    Insolvency                                          14
  XXII    Arbitration                                         15
 XXIII    Service of Suit (BRMA 49C)                          16
  XXIV    Agency Agreement                                    16
     XXV  Intermediary (BRMA 23A)  17
                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana










               Reinsurers                          Participations

Dorinco Reinsurance Company                                5.0%
Erie Insurance Exchange                                    2.0
The Nissan Fire & Marine Insurance Co., Ltd.               2.5
Odyssey Reinsurance Corporation                            4.0
Renaissance Reinsurance, Ltd.                             70.5
Shelter Reinsurance Company                               10.0
SOREMA North America Reinsurance Company                   6.0


Total     100.0%










                             E. W. Blanch Co.

                           Reinsurance Services

                           3500 West 80th Street

                       Minneapolis, Minnesota  55431
                    Interests and Liabilities Agreement

                                    of

                        Dorinco Reinsurance Company
                             Midland, Michigan
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 5.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Midland, Michigan,this _______ day of ___________________________
___________199___.

                _____________________________________________________
                Dorinco Reinsurance Company
                    Interests and Liabilities Agreement

                                    of

                          Erie Insurance Exchange
                            Erie, Pennsylvania
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 2.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of __________________________
____________ 199___.

                _____________________________________________________
                Erie Insurance Exchange
                By:                        Erie Indemnity Company
                (Attorney-In-Fact)
                    Interests and Liabilities Agreement

                                    of

               The Nissan Fire & Marine Insurance Co., Ltd.
                               Tokyo, Japan
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 2.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Tokyo, Japan,this _______ day of __________________________________________
199___.

                _____________________________________________________
                The Nissan Fire & Marine Insurance Co., Ltd.
                    Interests and Liabilities Agreement

                                    of

                      Odyssey Reinsurance Corporation
                           Wilmington, Delaware
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 4.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Odyssey Reinsurance Corporation
                    Interests and Liabilities Agreement

                                    of

                       Renaissance Reinsurance, Ltd.
                             Hamilton, Bermuda
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 70.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________
199___.

                _____________________________________________________
                Renaissance Reinsurance, Ltd.
                    Interests and Liabilities Agreement

                                    of

                        Shelter Reinsurance Company
                            Columbia, Missouri
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbia, Missouri,this _______ day of __________________________
___________199___.

                _____________________________________________________
                Shelter Reinsurance Company
                    Interests and Liabilities Agreement

                                    of

                 SOREMA North America Reinsurance Company
                            New York, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                        Seventh Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 6.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 2001, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                SOREMA North America Reinsurance Company


EXHIBIT 10-53



                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana
          (hereinafter referred to collectively as the "Company")

                                    by

                The Subscribing Reinsurer(s) Executing the
                  Interests and Liabilities Agreement(s)
                              Attached Hereto
               (hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Insurance Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Insurance Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 1999, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1999, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

C. In the event this Contract is under termination notice and renewal negotiations for this Contract are not completed by January 1, 2000, the expiration date of this Contract may, at the Company's option, be extended to March 31, 2000.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - U.S.A." (NMA 1119);

          b. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - Canada" (NMA 1980).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Boatowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c.   Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h.   Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.

   18.Extra Contractual Obligations and Loss in Excess of Policy Limits.

           "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

          a. "Loss in excess of policy limits" shall mean any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

          b. "Extra contractual obligations" shall mean any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract.


Article V - Retention and Limit

A. No claim shall be made hereunder until the Company's subject ultimate net loss arising out of loss occurrences commencing during the term of this Contract exceeds 3.75% of net earned premium for the term of this Contract, subject to a minimum retention of $10,275,000. The Reinsurer shall then be liable for 95.0% of the amount by which the Company's subject ultimate net loss for the term of this Contract exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95.0% of $10,000,000 during the term of this Contract.

B. "Subject ultimate net loss" as used herein shall mean the Company's ultimate net loss in excess of $1,000,000 arising out of any one loss occurrence, not to exceed $3,000,000 in any one loss occurrence. No loss occurrence shall be included in subject ultimate net loss unless said loss occurrence involves at least two risks. The Company shall be the sole judge of what constitutes "one risk."

C. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.


Article VI - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.


Article VII - Loss Occurrence

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. The change in date to the year 2000, or any other date change, including leap year calculations, shall not in and of itself be regarded as an event. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A above) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

E. Losses arising from the date change to the year 2000, or any other date change, including leap year calculations, shall not in and of themselves be regarded as a "loss occurrence" for purposes of this Contract. Such losses shall include any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

      1. The calculation, comparison, differentiation, sequencing or processing of data involving the date change to the year 2000, or any other date change, including leap year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

      2. Any change, alteration or modification involving the date change to the year 2000 or any other date change, including leap year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

   This paragraph applies regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost claim or expense.

   However, this paragraph shall not apply in respect of physical damage occurring at the insured's premises arising out of the perils covered under this Contract. None of the circumstances described in subparagraphs 1 and 2 above shall, in and of themselves, constitute an event for purposes of this Contract.

   Notwithstanding the foregoing, the costs and expenses whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not shall not be included in the definition of loss occurrence hereunder.


Article VIII - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.

C. If the aggregate subject excess ultimate net paid losses occurring during the term of this Contract exceed the provisional retention, the Reinsurer shall make preliminary payment of the Reinsurer's portion of such subject ultimate net losses. The provisional retention shall be calculated based upon 3.75% of the estimated net earned premium for the term of this Contract, as estimated at the inception hereof. Any such preliminary payment shall be adjusted to actual as soon as the Company's net earned premium is known.


Article IX - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article X - Premium

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer 1.2% of its net earned premium for the term of this Contract, subject to a minimum premium of $3,300,000 (or $4,125,000 if this Contract is extended to 15 months as provided in paragraph C of
   Article II).

B. The Company shall pay the Reinsurer a deposit premium of $3,300,000 in four equal installments of $825,000 on January 1, April 1, July 1 and October 1 of 1999. In the event this Contract is extended to 15 months as provided in paragraph C of Article II, the deposit premium shall be increased to $4,125,000, and the Company will pay an additional installment of $825,000 on January 1, 2000.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for all classes of business issued by the Company, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.


Article XI - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXIV (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

      1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

      2. 1/365ths of the 12-month United States Treasury Bill Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

      3.   The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

      1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

      2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received with the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article VIII, was transmitted to the Reinsurer.

      3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIII - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XIV - Net Retained Lines (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XV - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVI - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XVIII - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XIX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company; and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XX - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by
   Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXI - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIII - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXIV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _______________________
199___.

                _____________________________________________________
                Meridian Mutual Insurance Group



                             Table of Contents


Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 2
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  5
    VI    Definitions                                          5
   VII    Loss Occurrence                                      6
  VIII    Loss Notices and Settlements                         8
    IX    Salvage and Subrogation                              8
     X    Premium                                              9
    XI    Late Payments                                        9
   XII    Offset (BRMA 36C)                                   11
  XIII    Access to Records (BRMA 1D)                         11
   XIV    Net Retained Lines (BRMA 32B)                       11
    XV    Errors and Omissions (BRMA 14F)                     11
   XVI    Currency (BRMA 12A)                                 11
  XVII    Taxes (BRMA 50C)                                    12
 XVIII    Federal Excise Tax (BRMA 17A)                       12
   XIX    Unauthorized Reinsurers                             12
    XX    Insolvency                                          14
   XXI    Arbitration                                         14
  XXII    Service of Suit (BRMA 49C)                          15
 XXIII    Agency Agreement                                    16
 XXIV Intermediary (BRMA 23A)  16


                    Interests and Liabilities Agreement

                                    of

                        Dorinco Reinsurance Company
                             Midland, Michigan
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 19.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Midland, Michigan,this _______ day of ___________________________
199___.

                _____________________________________________________
                Dorinco Reinsurance Company



                    Interests and Liabilities Agreement

                                    of

                          Erie Insurance Exchange
                            Erie, Pennsylvania
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 2.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of __________________________
____________ 199___.

                _____________________________________________________
                Erie Insurance Exchange
                By: Erie Indemnity Company
                (Attorney-In-Fact)



                    Interests and Liabilities Agreement

                                    of

                        Gerling Global Reinsurance
                          Corporation of America
                            New York, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 3.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Gerling Global Reinsurance Corporation of America



                    Interests and Liabilities Agreement

                                    of

                      Odyssey Reinsurance Corporation
                           Wilmington, Delaware
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 4.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Odyssey Reinsurance Corporation



                    Interests and Liabilities Agreement

                                    of

                       Renaissance Reinsurance, Ltd.
                             Hamilton, Bermuda
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 67.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________
199___.

                _____________________________________________________
                Renaissance Reinsurance, Ltd.



                    Interests and Liabilities Agreement

                                    of

               The Nissan Fire & Marine Insurance Co., Ltd.
                               Tokyo, Japan
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 2.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Tokyo, Japan,this _______ day of __________________________________________
199___.

                _____________________________________________________
                The Nissan Fire & Marine Insurance Co., Ltd.


                    Interests and Liabilities Agreement

                                    of

                         USF RE Insurance Company
                           Boston, Massachusetts
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts a 2.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Costa Mesa, California,this _______ day of ______________________
199___.

                _____________________________________________________
                USF RE Insurance Company



                  Underlying Aggregate Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana









               Reinsurers                          Participations

Dorinco Reinsurance Company                               19.0%
Erie Insurance Exchange                                    2.0
Gerling Global Reinsurance Corporation of America          3.5
The Nissan Fire & Marine Insurance Co., Ltd.               2.0
Odyssey Reinsurance Corporation                            4.0
Renaissance Reinsurance, Ltd.                             67.5
USF RE Insurance Company                                   2.0


Total                                                    100.0%










                             E. W. Blanch Co.

                           Reinsurance Services

                           3500 West 80th Street

                       Minneapolis, Minnesota  55431


EXHIBIT 10-54


                              Addendum No. 2

                                  to the

                         Sixth Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                           Meridian Mutual Group
                           Indianapolis, Indiana



It Is Hereby Agreed, effective January 1, 1999, that this Contract shall be amended as follows:

1. The name of the "Company" hereunder shall be amended to read "Meridian Mutual Insurance Group, Indianapolis, Indiana."

2. The Preamble shall be deleted and the following substituted therefor:

   "Preamble

   The `Meridian Mutual Insurance Group'" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each."

3. The following paragraph shall be added to and made part of Article II -
   Term:

      "D. In the event this Contract is under termination notice and renewal negotiations for this Contract are not completed by January 1, 2000, the expiration date of this Contract may, at the Company's option, be extended to March 31, 2000."

It Is Further Agreed, effective January 1, 1999, with respect to losses arising out of loss occurrences commencing on or after that date, that this Contract shall be amended as follows:

1. Subparagraph 2(c) of Article V - Exclusions - shall be deleted from this Contract.

2. Paragraph C of Article VIII - Definitions (as added by Addendum No. 1) - shall be deleted and the following substituted therefor:

      "C. `Loss adjustment expense' as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy."

3. Article X - Loss Occurrence - shall be deleted and the following substituted therefor:

   "Article X - Loss Occurrence

      A. The term `loss occurrence' shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. The change in date to the year 2000, or any other date change, including leap year calculations, shall not in and of itself be regarded as an event. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that, as regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A above) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's `loss occurrence.'

      B. The Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

      C. Losses arising from the date change to the year 2000, or any other date change, including leap year calculations, shall not in and of themselves be regarded as a `loss occurrence' for purposes of this Contract. Such losses shall include any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

          1. The calculation, comparison, differentiation, sequencing or processing of data involving the date change to the year 2000, or any other date change, including leap year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

          2. Any change, alteration or modification involving the date change to the year 2000 or any other date change, including leap year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

           This paragraph applies regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost claim or expense.

           However, this paragraph shall not apply in respect of physical damage occurring at the insured's premises arising out of the perils covered under this Contract. None of the circumstances described in subparagraphs 1 and 2 above shall, in and of themselves, constitute an event for purposes of this Contract.

           Notwithstanding the foregoing, the costs and expenses whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not shall not be included in the definition of loss occurrence hereunder."

It Is Also Agreed, effective January 1, 1999, that this Contract shall be amended as follows:

1. Paragraphs A and B of Article XIII - Premium (as amended by Addendum No.
   1) - shall be deleted and the following substituted therefor:

      "A. As premium for the reinsurance provided hereunder for each contract year, the Company shall pay the Reinsurer .00782% of its Insurance In Force calculated on June 30 of each respective contract year, subject to an annual minimum premium of $432,000 (or $540,000 if the expiration date of this Contract is extended to March 31, 2000, as provided in paragraph D of Article II).

      B. The Company shall pay the Reinsurer a deposit premium of $540,000 for each contract year, payable in four equal installments of $135,000 on January 1, April 1, July 1 and October 1, of each contract year. In the event the term of this Contract is extended to March 31, 2000, as provided in paragraph D of Article II, the deposit premium shall be increased to $675,000, and the Company shall pay an additional installment of $135,000 on January 1, 2000."

2. The heading and paragraph A of Article XXIII - Arbitration - shall be deleted and the following substituted therefor:

  "Article XXIII - Arbitration

      A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _______________________
_____________ 199___.

                _____________________________________________________
                Meridian Mutual Insurance Group


                              Addendum No. 2

                                  to the

                    Interests and Liabilities Agreement

                                    of

                 Munchener Ruckversicherungs-Gesellschaft
                              Munich, Germany
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                         Sixth Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                           Meridian Mutual Group
                           Indianapolis, Indiana
          (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective January 1, 1999.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:


Munich, Germany,this ________ day of ____________________________
199___.

                _____________________________________________________
                Munchener Ruckversicherungs-Gesellschaft



EXHIBIT 10-55


                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana
          (hereinafter referred to collectively as the "Company")

                                    by

                The Subscribing Reinsurer(s) Executing the
                  Interests and Liabilities Agreement(s)
                              Attached Hereto
               (hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Insurance Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Insurance Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


Article II - Term

A. This Contract shall become effective on January 1, 1999, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1999, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

C. In the event this Contract is under termination notice and renewal negotiations for this Contract are not completed by January 1, 2000, the expiration date of this Contract may, at the Company's option, be extended to March 31, 2000.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.   Nuclear incident per the following clauses attached hereto:

          a. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - U.S.A." (NMA 1119);

          b. "Nuclear Incident Exclusion Clause - Physical Damage Reinsurance - Canada" (NMA 1980).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c.   Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h.   Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, net and unreinsured elsewhere, in addition to its initial retention for each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies.

C. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

      1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

      2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

      1. 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

      2. 95.0% of the amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


Article VII - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

      1. "Loss in excess of policy limits" shall mean 80% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. A loss in excess of policy limits shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, a loss in excess of policy limits arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence.

      2. "Extra contractual obligations" shall mean 80% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence.

   Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying aggregate excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article IX - Loss Occurrence

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. The change in date to the year 2000, or any other date change, including leap year calculations, shall not in and of itself be regarded as an event. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A above) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

E. Losses arising from the date change to the year 2000, or any other date change, including leap year calculations, shall not in and of themselves be regarded as a "loss occurrence" for purposes of this Contract. Such losses shall include any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

      1. The calculation, comparison, differentiation, sequencing or processing of data involving the date change to the year 2000, or any other date change, including leap year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

      2. Any change, alteration or modification involving the date change to the year 2000 or any other date change, including leap year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

   This paragraph applies regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost claim or expense.

   However, this paragraph shall not apply in respect of physical damage occurring at the insured's premises arising out of the perils covered under this Contract. None of the circumstances described in subparagraphs 1 and 2 above shall, in and of themselves, constitute an event for purposes of this Contract.

   Notwithstanding the foregoing, the costs and expenses whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not shall not be included in the definition of loss occurrence hereunder.


Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

      1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto, unless the term of this Contract is extended to 15 months in accordance with paragraph C of
      Article II, in which event the "15-Month Minimum Premium" for that excess layer shall apply; or

      2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and
   October 1 of 1999.

C. Notwithstanding the provisions of paragraph B above, if the term of this Contract is extended to 15 months in accordance with paragraph C of
   Article II, the Company shall pay the Reinsurer a 15-month deposit premium for each excess layer of the amount, shown as "15-Month Deposit Premium" for that excess layer in Schedule A attached hereto, in five equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 1999 and December 1, 2000.

D. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

E. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XIII - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXVI (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

      1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

      2. 1/365ths of the 12-month United States Treasury Bill Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

      3.   The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

      1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due
      30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

      2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article X, was transmitted to the Reinsurer.

      3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XVI - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVIII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XIX - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XXI - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company; and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXII - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by
   Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXIII - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXVI - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of _______________________
199___.

                _____________________________________________________
                Meridian Mutual Insurance Group



                                Schedule A

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



                   Second       Third       Fourth       Fifth
                   Excess       Excess      Excess       Excess

Company's Retention$6,000,000$10,000,000$18,000,000 $30,000,000

Reinsurer's Per
Occurrence Limit
(95.0% of)      $4,000,000  $8,000,000  $12,000,000 $35,000,000

Reinsurer's Annual
Limit (95.0% of)$8,000,000 $16,000,000  $24,000,000 $70,000,000

Annual Minimum
Premium           $638,400    $364,000     $328,000    $599,200

15-Month Minimum
Premium           $798,000    $455,000     $410,000    $749,000

Premium Rate       0.7740%     0.4422%      0.3976%     0.7264%

Annual Deposit
Premium           $798,000    $455,000     $410,000    $749,000

Quarterly Deposit
Premium           $199,500    $113,750     $102,500    $187,250

15-Month Deposit
Premium           $997,500    $568,750     $512,500    $936,250

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.
                             Table of Contents

Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 2
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  4
    VI    Reinstatement                                        5
   VII    Definitions                                          6
  VIII    Other Reinsurance                                    7
    IX    Loss Occurrence                                      7
     X    Loss Notices and Settlements                         9
    XI    Salvage and Subrogation                             10
   XII    Premium                                             10
  XIII    Late Payments                                       11
   XIV    Offset (BRMA 36C)                                   12
    XV    Access to Records (BRMA 1D)                         13
   XVI    Net Retained Lines (BRMA 32E)                       13
  XVII    Errors and Omissions (BRMA 14F)                     13
 XVIII    Currency (BRMA 12A)                                 13
   XIX    Taxes (BRMA 50C)                                    13
    XX    Federal Excise Tax (BRMA 17A)                       14
   XXI    Unauthorized Reinsurers                             14
  XXII    Insolvency                                          16
 XXIII    Arbitration                                         16
  XXIV    Service of Suit (BRMA 49C)                          17
   XXV    Agency Agreement                                    18
  XXVI    Intermediary (BRMA 23A)                             18
          Schedule A
                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                                 issued to

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



                   Second Excess Catastrophe Reinsurance

               Reinsurers                          Participations

Dorinco Reinsurance Company                               10.00%
Erie Insurance Exchange                                    2.00
Farm Family Casualty Insurance Company                     1.50
Gerling Global Reinsurance Corporation of America          1.00
Insurance Corporation of Hannover, An Illinois Corporation 3.50
Nationwide Mutual Insurance Company                        2.50
Odyssey Reinsurance Corporation                            5.00
Renaissance Reinsurance, Ltd.                             10.00
Shelter Reinsurance Company                                1.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                             2.00
USF RE Insurance Company                                   3.00

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            7.50
Reinsurance Australia Corporation Limited                  5.00

Through Swire Blanch Europe
Bayerische Ruckversicherung A.G.                           6.00
La Mutuelle Du Mans Assurances I.A.R.D.                    2.50
Mapfre Re Compania de Reaseguros, S.A.                     2.00
R & V Versicherung A.G.                                    1.00
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)     7.00

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                 27.50


Total     100.00%

                   Third Excess Catastrophe Reinsurance

               Reinsurers                          Participations

AXA Reinsurance Company                                    5.00%
Employers Mutual Casualty Company                          2.00
Erie Insurance Exchange                                    2.00
F&G Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)        10.00
Farm Family Casualty Insurance Company                     2.50
Farmers Mutual Hail Insurance Company of Iowa              1.50
Gerling Global Reinsurance Corporation of America          4.00
Insurance Corporation of Hannover, An Illinois Corporation 2.50
LaSalle Re Limited                                        17.50
Nationwide Mutual Insurance Company                        4.00
Odyssey Reinsurance Corporation                            4.00
Republic Western Insurance Company                         1.00
Shelter Reinsurance Company                                1.00
USF RE Insurance Company                                   2.00

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            7.50

Through Swire Blanch Europe
Helvetia Swiss Insurance Company, Ltd.                     1.00
La Mutuelle Du Mans Assurances I.A.R.D.                    4.00
Mapfre Re Compania de Reaseguros, S.A.                     3.00
R & V Versicherung A.G.                                    2.00
SPS Reassurance                                            2.50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)     7.00

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                 14.00

Total                                                    100.00%



                   Fourth Excess Catastrophe Reinsurance

               Reinsurers                          Participations

AXA Reinsurance Company                                    3.00%
Continental Casualty Company                               2.00
Dorinco Reinsurance Company                                6.00
Employers Mutual Casualty Company                           .60
Erie Insurance Exchange                                    1.50
F&G Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)        10.00
Gerling Global Reinsurance Corporation of America          5.00
LaSalle Re Limited                                        11.00
Nationwide Mutual Insurance Company                        3.00
Odyssey Reinsurance Corporation                            3.00
Shelter Reinsurance Company                                1.00
SOREMA North America Reinsurance Company                  16.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                             1.00
United Fire & Casualty Company                              .75

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            4.25
Reinsurance Australia Corporation Limited                  5.00

Through Swire Blanch Europe
La Mutuelle Du Mans Assurances I.A.R.D.                    2.50
Mapfre Re Compania de Reaseguros, S.A.                     2.00
R & V Versicherung A.G.                                     .50
SPS Reassurance                                            1.50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)     5.00

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                 15.40

Total                                                    100.00%


                   Fifth Excess Catastrophe Reinsurance

               Reinsurers                          Participations

AXA Reinsurance Company                                    3.00%
Continental Casualty Company                               4.00
Employers Mutual Casualty Company                          1.00
Erie Insurance Exchange                                    2.00
F&G Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)        10.00
Farm Family Casualty Insurance Company                     1.00
Farmers Mutual Hail Insurance Company of Iowa               .35
Gerling Global Reinsurance Corporation of America          3.00
LaSalle Re Limited                                         4.50
Lehman Re Ltd.                                             3.00
Nationwide Mutual Insurance Company                        2.50
Odyssey Reinsurance Corporation                            3.15
Shelter Reinsurance Company                                1.00
SOREMA North America Reinsurance Company                   7.50
United Fire & Casualty Company                              .50
USF RE Insurance Company                                   1.00

Through Swire Blanch - Australia
Reinsurance Australia Corporation Limited                  2.00

Through Swire Blanch Europe
Albingia Versicherungs AG                                  1.50
Bayerische Ruckversicherung A.G.                           2.25
La Mutuelle Du Mans Assurances I.A.R.D.                    5.00
Mapfre Re Compania de Reaseguros, S.A.                     3.00
R & V Versicherung A.G.                                    1.00
Sirius International Insurance Corporation                  .50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)     4.00

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                 33.25

Total                                                    100.00%


                             E. W. Blanch Co.
                           Reinsurance Services
                           3500 West 80th Street
                       Minneapolis, Minnesota  55431
                    Interests and Liabilities Agreement

                                    of

                          AXA Reinsurance Company
                           Wilmington, Delaware
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                AXA Reinsurance Company



                    Interests and Liabilities Agreement

                                    of

                       Continental Casualty Company
                             Chicago, Illinois
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            2.00% of the Fourth Excess Catastrophe Reinsurance 4.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Chicago, Illinois,this _______ day of ___________________________
199___.

                _____________________________________________________
                Continental Casualty Company



                    Interests and Liabilities Agreement

                                    of

                        Dorinco Reinsurance Company
                             Midland, Michigan
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           10.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            6.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Midland, Michigan,this _______ day of ___________________________
199___.

                _____________________________________________________
                Dorinco Reinsurance Company


                    Interests and Liabilities Agreement

                                    of

                     Employers Mutual Casualty Company
                             Des Moines, Iowa
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.00% of the Third Excess Catastrophe Reinsurance 0.60% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of ______________________________________
199___.

                _____________________________________________________
                Employers Mutual Casualty Company
                    Interests and Liabilities Agreement

                                    of

                          Erie Insurance Exchange
                            Erie, Pennsylvania
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance 2.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of __________________________
____________ 199___.

                _____________________________________________________
                Erie Insurance Exchange
                By:                        Erie Indemnity Company
                (Attorney-In-Fact)



                    Interests and Liabilities Agreement

                                    of

                St. Paul Fire and Marine Insurance Company
                            St. Paul, Minnesota
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 10.00% of the Third Excess Catastrophe Reinsurance 10.00% of the Fourth Excess Catastrophe Reinsurance 10.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Morristown, New Jersey,this __________ day of ___________________
___________ 199___.

                _____________________________________________________
                St. Paul Fire and Marine Insurance Company
                By F&G Re, Inc.


                    Interests and Liabilities Agreement

                                    of

                  Farm Family Casualty Insurance Company
                            Glenmont, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.50% of the Second Excess Catastrophe Reinsurance 2.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Glenmont, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Farm Family Casualty Insurance Company
                    Interests and Liabilities Agreement

                                    of

               Farmers Mutual Hail Insurance Company of Iowa
                             Des Moines, Iowa
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            0.35% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of ______________________________________
199___.

                _____________________________________________________
                Farmers Mutual Hail Insurance Company of Iowa


                    Interests and Liabilities Agreement

                                    of

                        Gerling Global Reinsurance
                          Corporation of America
                            New York, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 5.00% of the Fourth Excess Catastrophe Reinsurance 3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Gerling Global Reinsurance Corporation of America


                    Interests and Liabilities Agreement

                                    of

                     Insurance Corporation of Hannover
                          An Illinois Corporation
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.50% of the Second Excess Catastrophe Reinsurance 2.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Los Angeles, California,this _______ day of _____________________
199___.

                _____________________________________________________
                Insurance Corporation of Hannover, An Illinois Corporation


                    Interests and Liabilities Agreement

                                    of

                            LaSalle Re Limited
                             Hamilton, Bermuda
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 17.50% of the Third Excess Catastrophe Reinsurance 11.00% of the Fourth Excess Catastrophe Reinsurance
            4.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________
199___.

                _____________________________________________________
                LaSalle Re Limited


                    Interests and Liabilities Agreement

                                    of

                              Lehman Re Ltd.
                             Hamilton, Bermuda
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________
199___.

                _____________________________________________________
                Lehman Re Ltd.


                    Interests and Liabilities Agreement

                                    of

                    Nationwide Mutual Insurance Company
                              Columbus, Ohio
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.50% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio,this _______ day of ______________________________
199___.

                _____________________________________________________
                Nationwide Mutual Insurance Company


                    Interests and Liabilities Agreement

                                    of

                      Odyssey Reinsurance Corporation
                           Wilmington, Delaware
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            5.00% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 3.15% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                Odyssey Reinsurance Corporation


                    Interests and Liabilities Agreement

                                    of

                       Renaissance Reinsurance, Ltd.
                             Hamilton, Bermuda
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           10.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________
199___.

                _____________________________________________________
                Renaissance Reinsurance, Ltd.


                    Interests and Liabilities Agreement

                                    of

                    Republic Western Insurance Company
                             Phoenix, Arizona
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Phoenix, Arizona,this _______ day of ____________________________
199___.

                _____________________________________________________
                Republic Western Insurance Company


                    Interests and Liabilities Agreement

                                    of

                        Shelter Reinsurance Company
                            Columbia, Missouri
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 1.00% of the Third Excess Catastrophe Reinsurance 1.00% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbia, Missouri,this _______ day of __________________________
199___.

                _____________________________________________________
                Shelter Reinsurance Company


                    Interests and Liabilities Agreement

                                    of

                 SOREMA North America Reinsurance Company
                            New York, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
           16.00% of the Fourth Excess Catastrophe Reinsurance
            7.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                SOREMA North America Reinsurance Company

                    Interests and Liabilities Agreement

                                    of

              The Sumitomo Marine & Fire Insurance Co., Ltd.
                               (U.S. Branch)
                            New York, New York
                                  through
                    Sumitomo Marine Re Management, Inc.
                            New York, New York
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            1.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Warren, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                The Sumitomo Marine & Fire Insurance Co., Ltd.
                (U.S. Branch)
                By:  Sumitomo Marine Re Management, Inc.


                    Interests and Liabilities Agreement

                                    of

                      United Fire & Casualty Company
                            Cedar Rapids, Iowa
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            0.75% of the Fourth Excess Catastrophe Reinsurance 0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cedar Rapids, Iowa,this _______ day of __________________________
199___.

                _____________________________________________________
                United Fire & Casualty Company


                    Interests and Liabilities Agreement

                                    of

                         USF RE Insurance Company
                           Boston, Massachusetts
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Costa Mesa, California,this _______ day of ______________________
199___.

                _____________________________________________________
                USF RE Insurance Company


                    Interests and Liabilities Agreement

                                    of

                            GIO Insurance Ltd.
                        trading as GIO Reinsurance
                             Sydney, Australia
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.50% of the Second Excess Catastrophe Reinsurance 7.50% of the Third Excess Catastrophe Reinsurance 4.25% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of ___________________________
199___.

                _____________________________________________________
                GIO Insurance Ltd.
                trading as GIO Reinsurance

                    Interests and Liabilities Agreement

                                    of

                 Reinsurance Australia Corporation Limited
                             Sydney, Australia
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            5.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            5.00% of the Fourth Excess Catastrophe Reinsurance
            2.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of ___________________________
199___.

                _____________________________________________________
                Reinsurance Australia Corporation Limited


                    Interests and Liabilities Agreement

                                    of

                         Albingia Versicherungs AG
                             Hamburg, Germany
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            1.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamburg, Germany,this _______ day of _____________________________________
199___.

                _____________________________________________________
                Albingia Versicherungs AG


                    Interests and Liabilities Agreement

                                    of

                     Bayerische Ruckversicherung A.G.
                              Munich, Germany
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            6.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            2.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Munich, Germany,this _______ day of ______________________________________
199___.

                _____________________________________________________
                Bayerische Ruckversicherung A.G.


                    Interests and Liabilities Agreement

                                    of

                  Helvetia Swiss Insurance Company, Ltd.
                          St. Gallen, Switzerland
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

St. Gallen, Switzerland,this _______ day of _____________________
199___.

                _____________________________________________________
                Helvetia Swiss Insurance Company, Ltd.


                    Interests and Liabilities Agreement

                                    of

                  La Mutuelle Du Mans Assurances I.A.R.D.
                              LeMans, France
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.50% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 2.50% of the Fourth Excess Catastrophe Reinsurance 5.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

LeMans, France,this _______ day of ______________________________
199___.

                _____________________________________________________
                La Mutuelle Du Mans Assurances I.A.R.D.


                    Interests and Liabilities Agreement

                                    of

                   Mapfre Re Compania de Reaseguros, S.A
                               Madrid, Spain
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.00% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance 3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Madrid, Spain,this _______ day of _________________________________________
199___.

                _____________________________________________________
                Mapfre Re Compania de Reaseguros, S.A.


                    Interests and Liabilities Agreement

                                    of

                          R & V Versicherung A.G.
                            Wiesbaden, Germany
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance 0.50% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Wiesbaden, Germany,this _______ day of ___________________________________
199___.

                _____________________________________________________
                R &  V Versicherung AG


                    Interests and Liabilities Agreement

                                    of

                Sirius International Insurance Corporation
                             Stockholm, Sweden
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stockholm, Sweden,this _______ day of ___________________________
199___.

                _____________________________________________________
                Sirius International Insurance Corporation

                    Interests and Liabilities Agreement

                                    of

                              SPS Reassurance
                               Paris, France
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.50% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France,this _______ day of _______________________________
199___.

                _____________________________________________________
                SPS Reassurance

                    Interests and Liabilities Agreement

                                    of

                 SOREMA North America Reinsurance Company
                            New York, New York
            as the fronting company for P.R.A.M. subscriptions
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.00% of the Second Excess Catastrophe Reinsurance 7.00% of the Third Excess Catastrophe Reinsurance 5.00% of the Fourth Excess Catastrophe Reinsurance 4.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________________________
199___.

                _____________________________________________________
                SOREMA North America Reinsurance Company




                for and on behalf of P.R.A.M.


                ____________________________________



                    Interests and Liabilities Agreement

                                    of

                  Certain Underwriting Members of Lloyd's
               shown in the Signing Schedule attached hereto
         (hereinafter referred to as the "Subscribing Reinsurer")

                            with respect to the

                            Excess Catastrophe
                           Reinsurance Contract
                        Effective:  January 1, 1999

                      issued to and duly executed by

                      Meridian Mutual Insurance Group
                           Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           27.50% of the Second Excess Catastrophe Reinsurance 14.00% of the Third Excess Catastrophe Reinsurance 15.40% of the Fourth Excess Catastrophe Reinsurance 33.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1999, and shall continue in force until December 31, 1999, both days inclusive, unless this Agreement is extended to March 31, 2000, upon notice from the Company, in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.


EXHIBIT 10-65


                       MERIDIAN CITIZENS MUTUAL
                      MERIDIAN CITIZENS SECURITY

                  AGENCY PROFIT-SHARING AGREEMENT


The Company provides this Profit Sharing Plan on the net profits of the business written and produced through the Agency as shown by the Home Office records of the Company for each period and during the time this plan is in force; the first such period beginning January 1, and ending on December 31, and each calendar year thereafter.

Profit Sharing payments shall not be payable to the Agency for the current Profit Sharing Year unless the Agency's annually written premiums are a minimum of:

$75,000 as of the end of the current calendar year

otherwise this plan will be inoperative if this minimum is not met based on Company production statements.

The provisions of this plan do not pertain to premium production written through Meridian Mutual Insurance Company and/or Meridian Security Insurance Company.

No Profit Sharing will be paid if an Agency has been delinquent more than once in payment of account as provided in the Company's Agency Agreement. Payments are based on the twelve (12) monthly statements which make up the Profit Sharing.

For the purpose of this agreement, the profit on the business produced by the Agency during the year under consideration will be determined by the following formula:

 I.  FORMULA

          At the end of each Profit Sharing Year (the accounting period beginning January 1 and ending December 31 of the same calendar year), the Net Profit or Loss shall be calculated as follows:

     A.  Earned premiums                       $
     B.  Incurred Losses (not less than zero)  $
     C.  Incurred Losses Percentage (B/A * 100)               %
     D.  Gross Profit Percentage (50% - C)                    %
     E.  Gross Profit (D * A)                  $
     F.  Base Profit Share Due Agency (___%  E)$
     G.  Profit Share Due Agency               $

II.  FORMULA DEFINITIONS

     A. "Annual Written Premiums" are defined as gross premiums less credits for premiums on cancellations and returns written by Agency and recorded by Company during the Profit Sharing Year.

     B. "Earned Premiums" are defined as the Written Premiums on business produced during the Profit Sharing Year minus the Unearned Premiums as of the end of the same year plus the Unearned Premium as of the end of the prior year.

     C. "Incurred Losses" are defined as net losses paid during the Profit Sharing Year plus reserve for unpaid losses as of the end of the same year and minus reserve for unpaid losses as of the beginning of the same year. If a negative total results, a zero total will be used. The maximum amount charged for any one loss shall be the net amount paid or reserved subject to Section V, Paragraph D. Incurred Loss Percentage is calculated by dividing the Incurred Losses by the Earned Premiums times 100. If such Percentage is greater than 50 percent, no further calculation will be made.

     D. Gross Profit Percentage is calculated by subtracting the Incurred Loss Percentage from 50 percent.

     E. Gross Profit is calculated by multiplying Earned Premiums by the Gross Profit Percentage.

     F. Base Profit Share Due Agent shall be calculated by multiplying the Net Profit by the applicable Profit Share Percentage set forth in the following table:

                   (a)                     (b)
                  Annual             Base Profit Share
             Written Premiums           Percentage
                0   -  74,999                0%
           75,000   -  125,000            10.0%
          125,001   -  250,000            15.0%
          250,001   -  500,000            20.0%
          500,001   -    Over             25.0%

     Determination of base Profit Share Percentage: The Percentage figure which is opposite the written premiums for the Profit Sharing Year is the base Profit Share Percentage (enter in Section I. F).

     G. Profit Share Due Agency shall be the base profit share plus or minus any Bonus Plan percentages as set forth in Section III. and Section IV., Bonus Plan.

III. BONUS PLAN--Agencies with annual written premiums of $75,000 to
$250,000

     A.  Growth Bonus

          1.  The Company agrees to pay 1.25 times the dollar amount shown in
          Section I. F when the policy count as of December 31 is in excess of 1.149 percent of the policy count as of January 1 of the current year as shown in the Company's Agency Statement.

          2.  The Company agrees to pay .75 times the dollar amount shown in
          Section I. F when the policy count as of December 31 is less than .949 percent of the policy count as of January 1 of the current year as shown in the Company's Agency Statement.

Profit Sharing calculation ends here for agencies

BELOW $250,000 annual written premiums.

IV.  BONUS PLAN--Agencies with annual written premiums of $250,001 to
$1,000,000

     A.  Growth Bonus

         1. The Company agrees to include the following Growth Bonus percentage points to the current year's base Profit Share percentage (Section II. F(b)) when the policy count as of December 31 to the policy count of January 1 of the current year as shown in the Company's Agency Statement is:

                % of Policy Count          Growth Bonus
               .949%    and  less             -1.0%
             +1.050%    to   +1.15%           +1.0%
             +1.151%    and  above            +2.0%

     B.  Retention Bonus

         1. The Company agrees to include the following Retention Bonus percentage points to the base Profit Share percentage
         (Section II. F(b)) when policies in force as of December 31 divided by the same policies in force as of January 1 of the current year are:

                                            Retention
                Current Retention          Bonus Points
                    Percentage
               80.0%   -   90.99%               +2%
               91.0%   -   100.00%              +3%

     C.  Loss Ratio Bonus

         1. The Company agrees to include the following Loss Ratio Bonus percentage points to the current year's base Profit Share percentage (Section II. F(b)) when the current year plus the preceding two years' total incurred losses to earned premiums loss ratio is:

                 Loss Ratio
             3-Year Loss Ratios        Bonus
                                       Points
                0   -   25.99%          +4%
            26.0%   -   39.99%          +3%
            40.0%   -   49.99%          +2%
            50.0%   -   59.99%           0%
            60.0%   -   69.99%          -2%
            70.0%   -   79.99%          -3%
            80.0%   -     Over          -4%


 V.  OTHER PROVISIONS

       A. The Company agrees to submit to the Agency a Profit Sharing Statement within a reasonable time after the close of the Profit Sharing period, and if a net profit is shown, the Company will promptly remit the resultant Profit Sharing payment to the Agency, if all premiums and other current indebtedness for the period have been paid. The
       Profit Sharing allowed the Agency, if any, is not payable unless the Agency has complied with all terms of this Plan and the Company's Agency Agreement. No charge or deduction for Profit Sharing payment shall be made or claimed by the Agency in its accounts and is payable only by the Company's check.

       B. The Company's records shall be considered binding and conclusive as to all information pertaining to this Agreement.

       C. A deficit is incurred anytime Agency's Loss Percentage is in excess of 50 percent. There is no deficit carry-over, except as it may apply to the Loss Ratio Bonus, Section IV. C(1).

       D. The maximum loss charged to Section I. B--"Incurred Losses"--for a Profit Sharing Year will be $100,000 on any one occurrence. Section IV. C(1) shall include total losses incurred for the Bonus Period calculation

       E. In the event of a change in Agency ownership during the Profit Sharing period, any Profit Sharing earned during that period shall be payable by the Company to the Agency owner shown on the Company's records at the close of that Profit Sharing period. It is also agreed, for the purpose of computing Profit Sharing, that the purchaser receive credit for all the earned premiums and is charged with all the incurred losses of the purchased Agency subject to the terms of this Agreement. Except as provided in this Section E, neither this plan nor any rights hereunder shall be assignable.

       F. This Plan supersedes all additional commission, bonus commission, growth opportunity bonus, contingent or profit sharing agreements of any kind, and any such previous agreements are terminated.

       G. The failure of the Company to enforce, or apply at any time, any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, nor in any way to affect the right of the Company thereafter to enforce or apply each and every such provision.

       H.  This Agreement may be terminated by either party following ninety
       (90) days' prior written notice, or shall terminate automatically concurrent with the effective date of termination of the Agency Agreement or Agency's contract with the Company. Upon termination, only Profit Sharing commission accrued and unpaid at the end of the year prior to the year of termination shall be payable to Agency.

In witness whereof, Agency and Company have executed this Agreement on _____________________, 19______, to be effective _____________________,
19_____, and thereafter until terminated as provided herein.


herein referred to as "Agent,"


By_______________________
Title____________________

_____Meridian Citizens Mutual Insurance Company
_____Meridian Citizens Security Insurance Company
     Meridian Citizens Mutual Insurance Company and
     Meridian Citizens Security Insurance Company
_____Jointly

Herein referred to as "Company."


By_______________________
Title____________________